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                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549




                                       FORM 8-K


                                    CURRENT REPORT


                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934


           Date of Report (Date of earliest event reported)   July 21, 2000




                              J. C. PENNEY COMPANY, INC.
                (Exact name of registrant as specified in its charter)






            Delaware                          1-777                 13-5583779
     (State or other jurisdiction         (Commission            (IRS Employer
       of incorporation)                    File No.)        Identification No.)


      6501 Legacy Drive
      Plano, Texas                                                  75024-3698
     (Address of principal                                          (Zip code)
      executive offices)

     Registrant's telephone number, including area code:     (972) 431-1000

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     Item 5.     Other Events.
     ______      ____________

          On July 27, 2000, J. C. Penney Company, Inc. (the "Company") announced that its Board of Directors had named Allen I. Questrom as Chairman and Chief Executive Officer of the Company, starting on September 15, 2000. In connection with this appointment, the Company entered into an employment agreement with Mr. Questrom, a copy of which is attached hereto as Exhibit 10.

     Item 7.     Financial Statements and Exhibits.
     ______      _________________________________

         (c)     Exhibits.

                 10. Employment Agreement dated July 21, 2000 between the Company and Allen I. Questrom.

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                                      SIGNATURES
                                      __________

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        J. C. PENNEY COMPANY, INC.


                                          /s/ C. R. Lotter
                                        ________________________________________

                                        C. R. Lotter
                                        Executive Vice President,
                                        Secretary and General Counsel

     Date: September 1, 2000

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                                    EXHIBIT INDEX


     Exhibit
     Number               Description
     ______               ___________

     10 Employment Agreement dated July 21, 2000 between the Company and Allen I. Questrom.